                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Bob Evans Farms, Inc. of our report dated May 31, 2002, included in the 2002 Annual Report to Stockholders of Bob Evans Farms, Inc.

We also consent to the incorporation by reference of our report dated May 31, 2002, with respect to the consolidated financial statements incorporated herein by reference in the following Registration Statements:


        -        Form S-8              No. 33-30665 --      1989 Stock Option Plan for Nonemployee
                                                            Directors

        -        Form S-8              No. 33-34149 --      401K Retirement Plan Trust

        -        Form S-8              No. 33-42778 --      1991 Incentive Stock Option Plan

        -        Form S-8              No. 33-53166 --      First Amended and Restated 1992 Nonqualified
                                                            Stock Option Plan (formerly known as the Bob
                                                            Evans Farms, Inc. Nonqualified Stock Option Plan)

        -        Form S-8              No. 33-69022 --      First Amended and Restated 1993 Long Term
                                                            Incentive Plan for Managers (formerly known as the
                                                            Bob Evans Farms, Inc. Long Term Incentive Plan for
                                                            Managers)

        -        Form S-8              No. 33-55269 --      First Amended and Restated 1994 Long Term
                                                            Incentive Plan (formerly known as the Bob Evans
                                                            Farms, Inc. 1994 Long Term Incentive Plan)

        -        Form S-8              No. 333-74829 --     First Amended and Restated 1998 Stock Option and
                                                            Incentive Plan (formerly known as the Bob Evans
                                                            Farms, Inc. 1998 Stock Option and Incentive Plan)

        -        Form S-3              No. 333-74739 --     Dividend Reinvestment and Stock Purchase
                                                            Plan


         /s/ Ernst & Young LLP

         Columbus, Ohio
         July 22, 2002